Exhibit 21.1

SUBSIDIARIES OF D.R. HORTON, INC.
As of September 30, 2019

NAME	STATE OF INCORPORATION OR ORGANIZATION	DOING BUSINESS AS

ANN & 215, LLC	Delaware
Austin Data, Inc.	Texas
BP456, Inc.	Delaware
C. Richard Dobson Builders, Inc.	Virginia	Dobson Builders
Cane Island, LLC	Delaware
CH Funding, LLC	Delaware
CH Investments of Texas, Inc.	Delaware
CHI Construction Company	Arizona
CHM Partners, L.P.	Texas
CHTEX of Texas, Inc.	Delaware
The Club at Cobblestone, LLC	Delaware
The Club at Hidden River, LLC	Delaware
Continental Homes, Inc.	Delaware	Astante Luxury Communities; Astante Luxury Homes; D.R. Horton - Astante Series; D.R. Horton - Continental Series; Traditions; Traditions - D.R. Horton
Continental Homes of Texas, L.P.	Texas	D.R. Horton Homes; D.R. Horton America’s Builder; Emerald Homes; Express Homes; Freedom Homes
Continental Residential, Inc.	California	Continental Homes; D.R. Horton America’s Builder; Horton Continental; Emerald Homes; Freedom Homes
Continental Traditions, LLC	Arizona
Crown Operating Company, Inc.	Delaware
CV Mountain View 25 Inv, LLC	Delaware
Cypress Road, L.P.	California
DBC54, LLC	Delaware
Deer Valley Office Park, LLC	Delaware
Desert Ridge Phase I Partners	Arizona
DHI Commercial, Inc.	Delaware
DHI Commercial - Lakeview, LLC	Delaware

NAME	STATE OF INCORPORATION OR ORGANIZATION	DOING BUSINESS AS

DHI Commercial - Tamarron, LLC	Delaware
DHI Communities, Inc.	Delaware	DHI Communities
DHI Communities II, LLC	Delaware	DHI Communities
DHI Communities Construction, LLC	Delaware
DHI Communities Construction of Arizona, LLC	Delaware
DHI Communities Construction of Florida, LLC	Delaware
DHI Communities Construction of Iowa, LLC	Delaware
DHI Communities Construction of Texas, LLC	Delaware
DHI Engineering, LLC	Delaware
DHI Insurance, Inc.	Vermont
DHI Mortgage Company	Colorado	CH Mortgage Company
DHI Mortgage Company GP, Inc.	Delaware
DHI Mortgage Company LP, Inc.	Delaware
DHI Mortgage Company, Ltd.	Texas
CH Mortgage I, Ltd., CH Mortgage Company I, Limited Partnership.; CH Mortgage Company I, Ltd., L.P.; DHI Mortgage Company Ltd., Limited; DHI Mortgage Company Ltd., Limited Partnership; DHI Mortgage, Limited Partnership

DHI Ranch, Ltd.	Texas
DHI Title GP, Inc.	Texas
DHI Title LP, Inc.	Delaware
DHI Title of Alabama, Inc.	Alabama	DHI Title of Mississippi
DHI Title of Arizona, Inc.	Arizona	DHI Title Agency
DHI Title of Florida, Inc.	Florida
DHI Title of Minnesota, Inc.	Delaware	DHI Title of Louisiana
DHI Title of Nevada, Inc.	Delaware
DHI Title of Texas, Ltd.	Texas
DHI Title of Washington, Inc.	Delaware
DHI Verandah South Shores Communities, LLC	Delaware	D.R. Horton
DHIC, LLC	Delaware
DHIC - Bridges, LLC	Delaware	DHI Communities
DHIC - Brittmore, LLC	Delaware	DHI Communities
DHIC - Desert Peak, LLC	Delaware	DHI Communities
DHIC - Freestone, LLC	Delaware

NAME	STATE OF INCORPORATION OR ORGANIZATION	DOING BUSINESS AS

DHIC - Jacob’s Reserve, LLC	Delaware	Ascend at 95; DHI Communities
DHIC - Hammock Landing, LLC	Delaware	DHI Communities
DHIC - Heritage, LLC	Delaware
DHIC - Lakeview, LLC	Delaware	DHI Communities
DHIC - Lipoma, LLC	Delaware	DHI Communities
DHIC - Minton Cove, LLC	Delaware	DHI Communities
DHIC - Naco, LLC	Delaware
DHIC - Prairie Village, LLC	Delaware	DHI Communities
DHIC - South Creek, LLC	Delaware	DHI Communities
DHIC - Tamarron, LLC	Delaware	DHI Communities
DHIC - Waterleigh, LLC	Delaware	DHI Communities
DHIC - Waterleigh II, LLC	Delaware	DHI Communities
DHIC - Waterleigh III, LLC	Delaware	DHI Communities
DHIC - Westridge, LLC	Delaware	DHI Communities
D.R. Horton - CHAustin, LLC	Delaware
D.R. Horton - Colorado, LLC	Delaware
D.R. Horton - Crown, LLC	Delaware	Crown Communities
D.R. Horton - Emerald, Ltd.	Texas
D.R. Horton - Georgia, LLC	Delaware
D.R. Horton - Highland, LLC	Delaware
D.R. Horton - Indiana, LLC	Delaware	Westport Homes
D.R. Horton - Iowa, LLC	Delaware	Classic Builders
D.R. Horton - MV, LLC	Delaware
D.R. Horton - Permian, LLC	Delaware
D.R. Horton - Regent, LLC	Delaware
D.R. Horton - Schuler Homes, LLC	Delaware	Emerald Homes; Express Homes; Freedom Homes
D.R. Horton - Terramor, LLC	Delaware	Terramor Homes
D.R. Horton - Texas, Ltd.	Texas	D.R. Horton - Texas, Ltd. LP; Emerald Homes; Express Homes
D.R. Horton - WPH, LLC	Delaware
D.R. Horton, Inc. - Birmingham	Alabama	Express Homes
D.R. Horton, Inc. - Chicago	Delaware
D.R. Horton, Inc. - Denver	Delaware	Trimark Communities; D.R. Horton - Trimark Series

NAME	STATE OF INCORPORATION OR ORGANIZATION	DOING BUSINESS AS

D.R. Horton, Inc. - Dietz-Crane	Delaware
D.R. Horton, Inc. - Greensboro	Delaware
D.R. Horton, Inc. - Gulf Coast	Delaware
D.R. Horton, Inc. - Huntsville	Delaware	Emerald Homes; Express Homes
D.R. Horton, Inc. - Jacksonville	Delaware	Continental Homes; Continental Homes - Jacksonville; Emerald Homes; Express Homes; Freedom Homes
D.R. Horton, Inc. - Louisville	Delaware
D.R. Horton, Inc. - Midwest	California	Cambridge Homes; Emerald Homes; Express Homes; Express Homes of Illinois; Freedom Homes; Freedom Homes of Illinois
D.R. Horton, Inc. - Minnesota	Delaware	Emerald Homes; Express Homes; Freedom Homes
D.R. Horton, Inc. - New Jersey	Delaware
D.R. Horton; D.R. Horton, Northeast Division; D.R. Horton, Mid-Atlantic Division; Emerald Homes; Emerald Homes of Pennsylvania; Express Homes; Express Homes of Pennsylvania; Freedom Homes; Freedom Homes of Pennsylvania

D.R. Horton, Inc. - NNV	Delaware
D.R. Horton, Inc. - Portland	Delaware	D.R. Horton America’s Builder; Express Homes of Oregon; Freedom Homes
D.R. Horton, Inc. - Torrey	Delaware	Torrey Homes
D.R. Horton, Inc. Foundation	Texas
D.R. Horton BAY, Inc.	Delaware	D.R. Horton America’s Builder; Emerald Homes; Express Homes
D.R. Horton CA2, Inc.	California	D.R. Horton America’s Builder; Emerald Homes; Express Homes
D.R. Horton CA3, Inc.	Delaware	D.R. Horton America’s Builder; Emerald Homes; Express Homes; Freedom Homes
D.R. Horton CA4, LLC	Delaware
D.R. Horton Commercial, Inc.	Delaware
D.R. Horton Cruces Construction, Inc.	Delaware
D.R. Horton Insurance Agency, Inc.	Texas
D.R. Horton LA North, Inc.	Delaware
D.R. Horton Life Insurance Agency, Inc.	Texas
D.R. Horton Los Angeles Holding Company, Inc.	California	D.R. Horton America’s Builder; Emerald Homes; Express Homes; Freedom Homes; Seabridge Marina
D.R. Horton Management Company, Ltd.	Texas

NAME	STATE OF INCORPORATION OR ORGANIZATION	DOING BUSINESS AS

D.R. Horton Materials, Inc.	Delaware
D.R. Horton Realty, LLC	Delaware
D.R. Horton Realty of Central Florida, LLC	Delaware
D.R. Horton Realty of Georgia, Inc.	Delaware
D.R. Horton Realty of Melbourne, LLC	Delaware
D.R. Horton Realty of Northwest Florida, LLC	Delaware
D.R. Horton Realty of Southeast Florida, LLC	Delaware
D.R. Horton Realty of Southwest Florida, LLC	Delaware
D.R. Horton Realty of Tampa, LLC	Delaware
D.R. Horton Seabridge Marina, Inc.	Delaware
D.R. Horton Serenity Construction, LLC	Delaware
D.R. Horton Urban Renewal, LLC	New Jersey
D.R. Horton VEN, Inc.	California	D.R. Horton America’s Builder; Emerald Homes
DRH - ARK, LLC	Delaware
DRH - ASG, LLC	Delaware
DRH - HWY 114, LLC	Delaware
DRH Cambridge Homes, LLC	Delaware
DRH Capital Trust I	Delaware
DRH Capital Trust II	Delaware
DRH Capital Trust III	Delaware
DRH Colorado Realty, Inc.	Delaware
DRH Construction, Inc.	Delaware
DRH Energy, Inc.	Colorado
DRH Land Opportunities I, Inc.	Delaware
DRH Land Opportunities II, Inc.	Delaware
DRH FS Mortgage Reinsurance, Ltd.	Turks & Caicos
DRH Mountain View, LLC	Delaware
DRH Oil & Gas, Inc.	Delaware
DRH Opportunities I, Inc.	Delaware
DRH Properties, Inc.	Arizona
DRH Realty Capital, LLC	Delaware
DRH Realty Company, Inc.	California	CH Realty
DRH Realty of Iowa, LLC	Delaware

NAME	STATE OF INCORPORATION OR ORGANIZATION	DOING BUSINESS AS

DRH Regrem VII, LP	Texas
DRH Regrem XII, LP	Texas
DRH Regrem XIV, Inc.	Delaware
DRH Regrem XV, Inc.	Delaware
DRH Regrem XVI, Inc.	Delaware
DRH Regrem XVII, Inc.	Delaware
DRH Regrem XVIII, Inc.	Delaware
DRH Regrem XIX, Inc.	Delaware
DRH Regrem XX, Inc.	Delaware
DRH Regrem XXI, Inc.	Delaware
DRH Regrem XXII, Inc.	Delaware
DRH Regrem XXIII, Inc.	Delaware
DRH Regrem XXIV, Inc.	Delaware
DRH Regrem XXV, Inc.	Delaware
DRH Regrem XLII, LLC	Delaware
DRH Regrem XLIII, LLC	Delaware
DRH Regrem XLIV, LLC	Delaware
DRH Regrem XLV, LLC	Delaware
DRH Regrem XLVI, LLC	Delaware
DRH Regrem XLVII, LLC	Delaware
DRH Regrem XLVIII, LLC	Delaware
DRH Regrem XLIX, LLC	Delaware
DRH Regrem L, LLC	Delaware
DRH Regrem LI, LLC	Delaware
DRH Regrem LII, LLC	Delaware
DRH Regrem LIII, LLC	Delaware
DRH Regrem LIV, LLC	Delaware
DRH Regrem LV, LLC	Delaware
DRH Southwest Construction, Inc.	California
DRH Tucson Construction, Inc.	Delaware
DRHI, Inc.	Delaware	Express Homes
Emerald Creek No. 4, L.P.	Texas
Emerald Realty of Alabama, LLC	Delaware

NAME	STATE OF INCORPORATION OR ORGANIZATION	DOING BUSINESS AS

Emerald Realty of Central Florida, LLC	Delaware
Emerald Realty of North Florida, LLC	Delaware
Emerald Realty of Northwest Florida, LLC	Delaware
Emerald Realty of Southeast Florida, LLC	Delaware
Emerald Realty of Southwest Florida, LLC	Delaware
Emerald Realty of Tampa, LLC	Delaware
Encore II, Inc.	Arizona
Encore Venture Partners, L.P.	Delaware
Encore Venture Partners II (California), L.P.	Delaware
Encore Venture Partners II (Texas), L.P.	Delaware
Express Homes Realty of Alabama, LLC	Delaware
Express Realty of Central Florida, LLC	Delaware
Express Realty of North Florida, LLC	Delaware
Express Realty of Northwest Florida, LLC	Delaware
Express Realty of Southeast Florida, LLC	Delaware
Express Realty of Southwest Florida, LLC	Delaware
Express Realty of Tampa, LLC	Delaware
Forestar Group Inc.	Delaware
Founders Oil & Gas, LLC	Delaware
Founders Oil & Gas II, LLC	Delaware
Founders Oil & Gas III, LLC	Delaware
Founders Oil & Gas IV, LLC	Delaware
Founders Oil & Gas Operating, LLC	Delaware
Freedom Realty of Tampa, LLC	Delaware
Georgetown Data, Inc.	Texas
Germann & McQueen, L.L.C.	Arizona
GP-Encore, Inc.	Arizona
Grande Realty Incorporated	New Jersey	D.R. Horton Realty, Inc.
Grande Realty of Pennsylvania, LLC	Delaware	D.R. Horton Realty of Pennsylvania
Grand Title Agency, LLC	New Jersey
Greywes, LLC	California	D.R. Horton America’s Builder
Hadian, LLC	Delaware
Haskell Canyon Partners, L.P.	California

NAME	STATE OF INCORPORATION OR ORGANIZATION	DOING BUSINESS AS

Haskell Canyon Partners II, L.P.	California
HPH Homebuilders 2000 L.P.	California
Iao Partners	Hawaii
Kaomalo LLC	Hawaii
KDB Homes, Inc.	Delaware	Continental Homes; Continental Welcome Home; D.R. Horton - Continental Series; D.R. Horton America’s Builder
Lexington Homes - DRH, LLC	Delaware	D.R. Horton America’s Builder; Emerald Homes; Express Homes; Lexington Homes
Martin Road Lake Forest, LLC	Colorado
McQueen & Willis, LLC	Arizona
Meadows I, Ltd.	Delaware
Meadows II, Ltd.	Delaware
Meadows VIII, Ltd.	Delaware
Meadows IX, Inc.	New Jersey
Meadows X, Inc.	New Jersey
Melody Homes, Inc.	Delaware	D.R. Horton - Melody Series; D. Jensen Homes, Inc.; D.R. Horton America’s Builder; Emerald Homes; Express Homes; Freedom Homes
Metro Title, LLC	Virginia
MRLF, LLC	Colorado
Pacific Ridge - DRH, LLC	Delaware	D.R. Horton; Pacific Ridge; Pacific Ridge - DRH
Rielly Carlsbad LLC	Delaware
Rielly Homes Madison, LLC	Delaware
SFTEN, LLC	Delaware
Schuler Homes of Arizona LLC	Delaware	D.R. Horton - Continental Series; D.R. Horton - Schuler Series
Schuler Homes of California, Inc.	California
Schuler Homes of Oregon, Inc.	Oregon
Schuler Homes of Washington, Inc.	Washington	Keys & Schuler Homes; Schuler Homes Northwest
SGS Communities at Grand Quay L.L.C	New Jersey
SHA Construction LLC	Delaware
SHLR of California, Inc.	California
SHLR of Nevada, Inc.	Nevada

NAME	STATE OF INCORPORATION OR ORGANIZATION	DOING BUSINESS AS

SHLR of Washington, Inc.	Washington
SRHI LLC	Delaware	D.R. Horton America’s Builder
SSHI LLC	Delaware	D.R. Horton; D.R. Horton Custom Homes; DR Horton; DR Horton Custom Homes; Emerald Homes; Express Homes; Stafford Custom Homes; Stafford Homes
Summerlin Pkwy & Cimarron, LLC	Delaware
Surprise Village North, LLC	Arizona	Arizona Tradition
Tierra Financial Advisors, LLC	Delaware
Travis County Title Company	Texas	DHI Title Agency; DHI Title of Georgia; DHI Title of Central Texas; DHI Title of New Mexico; DHI Title of North Carolina
Treasure Assets, LLC	Delaware
Venture Management of South Carolina, LLC	South Carolina
Vertical Construction Corporation	Delaware
Walker Drive, LLC	Delaware
Western Pacific Brea Development, LLC	Delaware
Western Pacific Housing, Inc.	Delaware	D.R. Horton America’s Builder; Emerald Homes; Express Homes; Freedom Homes
Western Pacific Housing-Antigua, LLC	Delaware
Western Pacific Housing-Broadway, LLC	Delaware
Western Pacific Housing-Canyon Park, LLC	Delaware
Western Pacific Housing-Carrillo, LLC	Delaware
Western Pacific Housing-Communications Hill, LLC	Delaware
Western Pacific Housing-Copper Canyon, LLC	Delaware
Western Pacific Housing - Coto Venture, L.P.	California
Western Pacific Housing-Creekside, LLC	Delaware
Western Pacific Housing-Lomas Verdes, LLC	Delaware
Western Pacific Housing-Lyons Canyon Partners, LLC	Delaware
Western Pacific Housing Management, Inc.	California	D.R. Horton America’s Builder; Emerald Homes; Express Homes
Western Pacific Housing-McGonigle Canyon, LLC	Delaware
Western Pacific Housing - Mountaingate, L.P.	California
Western Pacific Housing-Norco Estates, LLC	Delaware
Western Pacific Housing-Pacific Park II, LLC	Delaware
Western Pacific Housing-Park Avenue East, LLC	Delaware

NAME	STATE OF INCORPORATION OR ORGANIZATION	DOING BUSINESS AS

Western Pacific Housing-Park Avenue West, LLC	Delaware
Western Pacific Housing-Playa Vista, LLC	Delaware
Western Pacific Housing-River Ridge, LLC	Delaware
Western Pacific Housing - SDG, LLC	California
Western Pacific Housing-Terra Bay Duets, LLC	Delaware
Western Pacific Housing-Torrey Meadows, LLC	Delaware
Western Pacific Housing-Torrey Village Center, LLC	Delaware
Western Pacific Housing - Westlake II, L.P.	California
Western Pacific Housing-Windemere, LLC	Delaware
WPH-Camino Ruiz, LLC	Delaware
WPH-Copper Canyon, LLC	Delaware
WPH-Copper Canyon II, LLC	Delaware
WPHD/Camarillo, LLC	California
WPHD/Ventura, LLC	California
10700 Pecan Park Austin, Inc.	Delaware
11241 Slater Avenue NE, LLC	Delaware
2 C Development Company LLC	California
8800 Roswell Road Bldg. B, LLC	Delaware
91st Avenue & Happy Valley, L.L.C.	Arizona